Exhibit 99.2

UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Clovis Oncology Ireland Limited §    Case No. 22-11294 § §    Lead Case No. 22-11292 Debtor(s) § Jointly Administered Monthly Operating Report    Chapter 11 Reporting Period Ended: 05/31/2023    Petition Date: 12/11/2022 Months Pending: Reporting Method: Industry Classification: Accrual Basis    Cash Basis Debtor’s Full-Time Employees (current):    0 Debtor’s Full-Time Employees (as of date of order for relief):    1 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement)
Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer /s/ Andrew Mordkoff    Andrew S. Mordkoff Signature of Responsible Party    Printed Name of Responsible Party 06/29/2023 Date 787 Seventh Avenue, New York, New York 10019-6099 Address
STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. UST Form 11-MOR (12/01/2021) 1

Debtor's Name Clovis Oncology Ireland Limited — Case No. 22-11294

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$2,680,032	
b. Total receipts (net of transfers between accounts)	$-112,358	$2,523,072
c. Total disbursements (net of transfers between accounts)	$134,085	$1,230,871
d. Cash balance end of month (a+b-c)	$2,433,589	
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$134,085	$1,230,871

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory (Book ☑ Market ☐ Other ☐ (attach explanation))	$0
d Total current assets	$24,748,437
e. Total assets	$24,774,386
f. Postpetition payables (excluding taxes)	$18,510,422
g. Postpetition payables past due (excluding taxes)	$1,547
h. Postpetition taxes payable	$272,309
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$18,782,731
k. Prepetition secured debt	$0
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$21,778
n. Total liabilities (debt) (j+k+l+m)	$18,804,509
o. Ending equity/net worth (e-n)	$5,969,877

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$8,474,789	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$8,501,577	
c. Gross profit (a-b)	$-26,788	
d. Selling expenses	$0	
e. General and administrative expenses	$52,148	
f. Other expenses	$253,761	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$0	
k. Profit (loss)	$-332,697	$4,398,617

UST Form 11-MOR (12/01/2021) 2

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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UST Form 11-MOR (12/01/2021) 3

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294
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UST Form 11-MOR (12/01/2021) 4

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*						
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UST Form 11-MOR (12/01/2021) 5

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 6

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294

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UST Form 11-MOR (12/01/2021) 7

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ◉ No ○	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○ No ◉	
c.	Were any payments made to or on behalf of insiders?	Yes ◉ No ○	
d.	Are you current on postpetition tax return filings?	Yes ◉ No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ◉ No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉ No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ○ No ◉	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ◉ No ○ N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	Casualty/property insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
	General liability insurance?	Yes ◉ No ○	
	If yes, are your premiums current?	Yes ◉ No ○ N/A ○	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ◉ No ○	
k.	Has a disclosure statement been filed with the court?	Yes ◉ No ○	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉ No ○	

UST Form 11-MOR (12/01/2021) 8

Debtor's Name Clovis Oncology Ireland Limited Case No. 22-11294

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ◯ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ◯ No ◯ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Daniel W. Muehl	Daniel W. Muehl
Signature of Responsible Party	Printed Name of Responsible Party
Executive Vice President and Chief Financial Officer	06/29/2023
Title	Date

UST Form 11-MOR (12/01/2021) 9

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294
PageOnePartOne
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UST Form 11-MOR (12/01/2021) 10

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294
Bankruptcy1to50
Bankruptcy51to100
NonBankruptcy1to50
NonBankruptcy51to100
UST Form 11-MOR (12/01/2021) 11

Debtor’s Name Clovis Oncology Ireland Limited Case No. 22-11294
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UST Form 11-MOR (12/01/2021) 12

In re: Clovis Oncology, Inc.
Schedule of Cash Receipts and Disbursements
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023
Debtor    Third-Party Cash Disbursements
Clovis Oncology, Inc. 1    $76,542,778
Clovis Oncology UK Limited    $5,349,082
Clovis Oncology Ireland Limited    $134,085
Total    $82,025,945
Debtor    Third-Party Cash Receipts
Clovis Oncology, Inc. 2    $118,386,058
Clovis Oncology UK Limited    $3,402,175
Clovis Oncology Ireland Limited    $-
Total    $121,788,233
(1) Includes $39.7M in DIP repayment
(2) Includes $102.3M and $8.5M in proceeds related to the sale of Rubraca and FAP respectively
AlixPartners Genera

In re: Clovis Oncology, Inc.
Bank Account Information

Lead Case No: 22-11292 (JKS)
Reporting Period: May 01 - May 31, 2023

Debtor	Bank	Last 4 Digits	Description	Balance as of Month End (USD)
Clovis Oncology, Inc.	JP Morgan	9101	Lockbox Account	8,328,224
Clovis Oncology, Inc.	JP Morgan	8623	Operating Account	28,880,863
Clovis Oncology, Inc.	JP Morgan	9601	Operating Account	80
Clovis Oncology, Inc.	JP Morgan	9602	Operating Account	2,056
Clovis Oncology, Inc.	JP Morgan	3424	Operating Account	446
Clovis Oncology, Inc.	JP Morgan	8157	Investment Account	69,022,573
Clovis Oncology, Inc.	JP Morgan	2038	Investment Account	100,000
Clovis Oncology, Inc.	JP Morgan	1915	Professional Fees Account	18,056,174
Clovis Oncology, Inc.	JP Morgan	7602	Utiltiy Deposits Account	10,800
Clovis Oncology, Inc.	JP Morgan	7669	FAP Proceeds Account	1,500,000
Clovis Oncology UK Limited	JP Morgan	4225	Lockbox Account	420,983
Clovis Oncology UK Limited	JP Morgan	2330	Operating Account	6,211,218
Clovis Oncology Ireland Limited	JP Morgan	0565	Lockbox Account	2,207,853
Clovis Oncology Ireland Limited	JP Morgan	1185	Operating Account	225,735
Sub Total - Bank Accounts				**134,967,004**
Total				**134,967,004**

AlixPartners General

In re: Clovis Oncology, Inc. Lead Case No: 22-11292 (JKS)
Unaudited Balance Sheet as of May 31, 2023 Reporting Period: May 01 - May 31, 2023

USD Actuals	Clovis Oncology, Inc.	Clovis Oncology UK Limited	Clovis Oncology Ireland Limited
Assets			
Current Assets:			
Cash and Cash Equivalents	125,901,215	6,632,201	2,433,588
Trade Accounts Receivable, Net	1,715,811	1,574,298	-
Interco Receivables	23,824,280	350	21,431,258
Pre-Petition - Inter Company Debtor Receivables			
Inventories	-	-	-
Prepayments and Deposits	14,406,182	126,030	3,408
Other Assets - Current	226,394	2,316,152	880,183
IC Investment in Subsidiaries	2	229,143	-
Total Current Assets	**166,073,884**	**10,878,173**	**24,748,437**
Non-Current Assets:			
Property, Plant and Equipment, Net	127,026	108,828	-
Goodwill	63,074,218	-	-
Other Intangible Assets, Net	-	-	-
Other Assets - Non-current	4,813,211	135,705	25,949
Total Non-Current Assets	**68,014,455**	**244,533**	**25,949**
Total Assets	**234,088,339**	**11,122,706**	**24,774,386**
Liabilities			
Current Liabilities:			
DIP Financing	5,276,243	-	-
Trade Accounts Payable, Net	4,798,437	13,551	10,925
Interco Payables	7,914,715	5,833,625	18,291,125
Misc. Liabilities & Accrued Expenses	21,137,559	2,635,098	184,128
Accrued Taxes (Income, Payroll, etc.)	(16,203)	1,110,406	272,309
Lease Liability - Short-term	49,700	113,932	17,497
Other Notes Payable - Current	-	-	-
Total Current Liabilities	**39,160,451**	**9,706,613**	**18,775,983**
Non-Current Liabilities			
Lease Liability - Long-term	-	-	6,748
Total Non-Current Liabilities	**-**	**-**	**6,748**
Liabilities Subject to Compromise	**822,895,943**	**778,509**	**21,778**
Total Liabilities	**862,056,394**	**10,485,122**	**18,804,510**
Equity			
Common Stock	145,470	2	141
Additional Paid in Capital	2,691,516,957	-	-
Accumulated Other Comprehensive Loss	(41,905,090)	(461,115)	27,615
Accumulated Deficit	(3,277,725,392)	1,098,698	5,942,121
Total Equity	**(627,968,055)**	**637,584**	**5,969,877**
Total Liabilities and Equity	**234,088,339**	**11,122,706**	**24,774,386**

Notes:

1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary, unaudited, and subject to change.

AlixPartners General

In re: Clovis Oncology, Inc. | Lead Case No: 22-11292 (JKS)
Unaudited Statement of Operations for the month of May 2023 | Reporting Period: May 01 - May 31, 2023

USD Actuals	**Clovis Oncology, Inc.**	**Clovis Oncology UK Limited**	**Clovis Oncology Ireland Limited**
Total Revenue	**(432,544)**	**44,401**	**8,474,789**
Operating Expenses:			
Cost of Goods Sold	7,310	-	8,501,577
Royalty Expense	(32,660)	-	-
Research and Development	(1,238,997)	-	-
General and Administrative	4,321,718	431,103	52,148
Selling Expenses	228,165	13,808	-
Operating Taxes	28,649	-	-
Other Operating Expenses	-	-	-
Total Operating Expenses	**3,314,185**	**444,911**	**8,553,725**
Total Operating Profit (Loss)	**(3,746,729)**	**(400,510)**	**(78,936)**
Other Income and Expenses:			
Interest Income	207,080	-	-
Gain/(Loss) from Asset Sales, Net	(51,150,775)	-	-
Interest Expense	-	-	-
Foreign Currency Translation Adjustments	335,223	(132,819)	253,761
Gain/(Loss) on Available-For-Sale Securities	-	-	-
Reorganization Costs	8,921,368	-	-
Income Tax Expense	-	-	-
Net Other Income/(Loss)	**(60,200,286)**	**132,819**	**(253,761)**
Net Income	**(63,947,015)**	**(267,691)**	**(332,697)**

Notes:

1) The financial statements and supplemental information contained herein are limited in scope and cover a limited time period. Moreover, such information is preliminary and unaudited. The financial position and results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and as a result, may not reflect the consolidated financial position and results of operations of the Debtors in the future.

AlixPartners General

In re: Clovis Oncology, Inc.
Unaudited Statement of Operations for the month of May 2023
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023
Clovis Oncology, Inc.
Accounts Receivable Aging    0-30 Days 31-60 Days61-90 Days91+ DaysTotal
Trade Accounts Receivable    1,438,175 --442,9351,881,110
Less: Prompt Pay Discounts & Returns    (156,788) --(8,511)(165,299)
Less: Allowance for Bad Debts    - ----
Net Accounts Receivable    1,281,387 --434,4241,715,811
Clovis Oncology UK Limited
Accounts Receivable Aging    0-30 Days 31-60 Days61-90 Days91+ DaysTotal
Trade Accounts Receivable    1,574,298 ---1,574,298
Less: Allowance for Bad Debts    - ----
Net Accounts Receivable    1,574,298 ---1,574,298
Clovis Oncology Ireland Limited
Accounts Receivable Aging    0-30 Days 31-60 Days61-90 Days91+ DaysTotal
Trade Accounts Receivable    - ----
Less: Allowance for Bad Debts    - ----
Net Accounts Receivable    - ----
#AlixPartners Genera

In re: Clovis Oncology,Inc.
Accounts Receivable Reconciliation and Aging
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023
Clovis Oncology, Inc.
Debtor    Total Current0-30 Days31-60 Days61-90 Days91+ Days
Clovis Oncology, Inc.    4,798,437 243,0182,042,372825,3681,234,824452,855
Clovis Oncology UK Limited    13,551 13,551----
Clovis Oncology Ireland Limited    10,925 9,378---1,547
Net Accounts Payable    4,822,914 265,9472,042,372825,3681,234,824454,402
Notes:
1) While the Debtors’ AP Aging Report shows that the Debtors are past due on certain postpetition amounts owed, certain of these payments are not actually owed pursuant to various provisions of the bankruptcy code, and the Debtors do not believe that once they finish reconciling their invoices, books and records, this will be the case.
#AlixPartners General

In re: Clovis Oncology, Inc.
Post-Petition Accounts Payable Aging
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023
Net Book Value
Computer Equipment    115,396 103,138-
Furniture and Fixtures    (0) 4,919-
Lab Equpment    0 --
Leasehold Improvements    0 (0)-
Licensed Software    - --
Manufacturing Equipment    4,685 --
Office Equipment    (0) 771-
Trade Booth    - --
Net Book Value    120,081 108,828-
Payments to Insiders    1,130,345 --
#AlixPartners General

In re: Clovis Oncology, Inc.
Schedule of Payments to Insiders
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023 In re: Clovis Oncology, Inc.
Schedule of Payments to Insiders
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023 Payments to Insiders 1,130,345
The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding payments to insiders during the period of May 1 through May 31, 2023. With respect to insiders, all cash payments made were on account of ordinary course salaries, court approved incentive or retention payments, and authorized travel and expense reimbursements. No non-cash transfers were made during this reporting period.
Notes:
1) The insiders included herein are consistent with those as defined by the Bankruptcy Code and as included in the Debtors’ Statements of Financial Affairs. The amount listed Includes all compensation-related expenses paid by the Debtors, including salary, retirement plan contributions, health and other insurance benefits, and expense reimbursements.
#AlixPartners General

In re: Clovis Oncology, Inc.
Status of Post-Petition Taxes
Lead Case No: 22-11292 (JKS)
Reporting Period: May 01—May 31, 2023
The Debtor, Clovis Oncology, Inc., and its affiliated Debtors, hereby submit this attestation regarding post-petition taxes. All postpetition taxes for the debtors, which are not subject to dispute or reconciliation are current; provided, however, the Debtors continue to actively reconcile other amounts owed to various taxing and governmental authorities, which may subsequently be subject to dispute.
/s/ Daniel W. Muehl
Signature of Authorized Individual
6/29/2023
Date
Daniel W. Muehl
Printed Name of Authorized Individual
Executive Vice President and Chief Financial Officer
Title of Authorized Individual